Destra Wolverine Dynamic Asset Fund

a series of Destra Investment Trust

August 23, 2019

Supplement to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2019, as previously supplemented

On August 22, 2019, the Board of Trustees of Destra Investment Trust (the “Trust”), on behalf of its series, Destra Wolverine Dynamic Asset Fund (the “Fund”), approved a proposal to close and liquidate the Fund. Accordingly, effective immediately, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares (“Shares”).

The Fund will be liquidated on or about September 15, 2019 (the “Liquidation Date”). If a shareholder has not redeemed his or her Shares as of the Liquidation Date, the shareholder’s Shares will be automatically redeemed and the shareholder will receive a liquidating distribution. The liquidating distribution may be paid in cash at the Shares’ net asset value (“NAV”) or in-kind. Any contingent deferred sales charge that would otherwise be applicable to a shareholder of the Fund will be waived at the time of liquidation.

Shareholders may redeem their Shares or exchange their Shares into shares of another mutual fund advised by Destra Capital Advisors LLC (a “Destra Fund”) at its NAV at any time prior to the Liquidation Date. Additionally, as described in the Prospectus, shareholders will be allowed a one-time right to reinvest the proceeds from the redemption of the Fund in shares of a Destra Fund at its NAV without an initial sales charge if the purchase is made within 90 days of the redemption date or Liquidation Date, as applicable.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Please retain this Supplement with your Prospectus and SAI for future reference.